Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245



                      FIRST TRUST EXCHANGE-TRADED FUND III

                FIRST TRUST PREFERRED SECURITIES AND INCOME ETF

                                  (the "Fund")

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MARCH 3, 2014


                              DATED MARCH 31, 2014


      1. Notwithstanding anything to the contrary in the prospectus, the eighth paragraph of the section entitled "Principal Investment Strategies" in the prospectus for the Fund is revised to add the following after the last sentence:

      "The 15% restriction on the Fund's investments in Rule 144A securities shall be eliminated on or about June 10, 2014."



   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE